                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    DATE OF REPORT (DATE OF EVENT REPORTED):
                                DECEMBER 5, 2001

    ------------------------------------------------------------------------

                          NET2000 COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                   000-29515                          51-0384995
                   ---------                          -----------
           (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

                               2180 FOX MILL ROAD
                                HERNDON, VA 20171
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 825-2000




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Item 5.  Other Events

On December 6, 2001, the Company announced that it had received a Nasdaq Staff Determination letter on December 5, 2001, indicating that the Company failed to comply with the requirements for continued listing on The Nasdaq National Market. Accordingly, the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on December 13, 2001, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

99.1    Press release, dated December 6, 2001.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NET2000 COMMUNICATIONS, INC.

Dated:  December 6, 2001                By: /s/ Donald E. Clarke
                                            ---------------------
                                        Name: Donald E. Clarke
                                        Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
99.1                                      Press release, dated December 6, 2001.